UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 9, 2014

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8908

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On May 9, 2014, GlobalWise Investments, Inc., a Nevada corporation (the “Company”), issued three convertible promissory notes in the amount of $30,000 each, for an aggregate amount of $90,000 (the “Convertible Notes”) to three accredited investors who are associated with each other (the “Note Investors”), including Robert C. Schroeder, a director of the Company. The Convertible Notes mature on December 31, 2015 (the “Maturity Date”) and bear interest at an annual rate of interest of 10 percent until maturity, with interest payable quarterly. Each Note Investor has a right, in their sole discretion, to convert the Convertible Note into shares of Common Stock, par value $0.001 per share, of the Company under certain circumstances at a conversion rate of $0.08 per Share. If either Convertible Note has not been fully repaid by the Company by the Maturity Date or converted into shares at the election of the Convertible Note Investors prior to the Maturity Date, then such Convertible Note will accrue interest at the annual rate of 12% from the Maturity Date until the date the Convertible Note is repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%. Under the terms of the Convertible Notes, the Company agreed to seek shareholder approval to increase the number of authorized shares of the Company by at least 25,000,000 shares on or before September 30, 2014. The Company intends to use the proceeds of the Convertible Notes for working capital, general corporate purposes, and debt repayment. The form of the Convertible Notes and related Subscription Agreement are filed as Exhibit 10.1 and 10.2 to this Report, and the summary description of the terms of the Convertible Notes contained herein is qualified in its entirety by reference to Exhibit 10.1 and 10.2.

Item 2.02.             Results of Operations and Financial Condition.

On May 15, 2014, the Company issued a press release announcing its financial results for the fiscal quarter ended March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 4, 2014, the Company issued the Convertible Notes, in an aggregate principal amount of $350,000, as described in Item 1.01 of this Report, which description is incorporated herein by reference.

Item 5.08. Shareholder Director Nominations

A nominating shareholder must submit the notice on Schedule 14N by May 31, 2014.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit
10.1*	Form of Convertible Promissory Note issued on May 9, 2014 by GlobalWise Investments, Inc.
10.2*	Form of Subscription Agreement entered into on May 9, 2014.
99.1*	Press release issued by the Company, dated May 15, 2014.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2014

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Form of Convertible Promissory Note issued on May 9, 2014 by GlobalWise Investments, Inc.
10.2*	Form of Subscription Agreement entered into on May 9, 2014.
99.1*	Press release issued by the Company, dated May 15, 2014.

* Filed herewith.